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                                9,000,000 SHARES

                            MARKETAXESS HOLDINGS INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                            [        ], 2004


Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.,
  As Representatives of the several Underwriters

c/o Credit Suisse First Boston LLC
    Eleven Madison Avenue
    New York, New York  10010-3629

    J.P. Morgan Securities Inc.
    277 Park Avenue
    New York, New York  10172


Ladies and Gentlemen:

      1. Introductory. MarketAxess Holdings Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell 3,000,000 shares of its Common Stock, par value $0.003 per share (the "SECURITIES"), and the stockholders listed in
Schedule I hereto (the "SELLING STOCKHOLDERS") propose severally to sell an aggregate of 6,000,000 shares of the Securities (the aggregate of such 9,000,000 shares of the Securities to be sold by the Company and the Selling Stockholders are herein referred to as the "FIRM SECURITIES") to the several underwriters named in Schedule II hereto (the "UNDERWRITERS"), for whom Credit Suisse First Boston LLC and J.P. Morgan Securities Inc. are acting as representatives (the "REPRESENTATIVES"). Certain of the Selling Stockholders as specified in Schedule I hereto also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,350,000 additional shares of the Securities, as set forth below (such 1,350,000 additional shares are herein referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein referred to collectively as "OFFERED SECURITIES." The Company and the Selling Stockholders hereby agree with the Underwriters as follows:
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      2. Representations and Warranties of the Company and the Selling
Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333-112718) relating to the
            Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "COMMISSION") and either (A) has been declared effective under the Securities Act of 1933, as amended (the "ACT"), and is not proposed to be amended or
            (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(C)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, the "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective


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            by the Commission or has become effective upon filing pursuant to
            Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, the "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). The "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(B)") under the Act, is herein referred to as the "INITIAL REGISTRATION STATEMENT." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is herein referred to as the "ADDITIONAL REGISTRATION STATEMENT." The Initial Registration Statement and the Additional Registration are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(B)") under the Act or (if no such filing is required) as included in a Registration Statement, is herein referred to as the "PROSPECTUS." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration
            Statement is prior to the execution and delivery of this Agreement:
            (A) on the Effective Date of the Initial Registration


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            Statement, the Initial Registration Statement conformed in all material respects to the applicable requirements of the Act and the rules and regulations of the Commission (the "RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
            (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the applicable requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the applicable requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  If the Effective Time of the Initial Registration Statement is
            subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the applicable requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed.

                  The two preceding paragraphs do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.


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                  (iii) The Company has been duly incorporated and is an
            existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify as a foreign corporation would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"). The jurisdictions listed on Exhibit A to the opinion to be delivered to the Underwriters by Proskauer Rose LLP pursuant to Section 6(d) hereof and on Exhibit A to the opinion to be delivered to the Underwriters by [ ] pursuant to Section 6(e) hereof are the only jurisdictions in which the Company maintains an office or leases property.

                  (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify as a foreign corporation would not, individually or in the aggregate, have a Material Adverse Effect; the jurisdictions listed on Exhibit A to the opinion to be delivered to the Underwriters by Proskauer Rose LLP pursuant to Section 6(d) hereof and on Exhibit A to the opinion
            to be delivered to the Underwriters by [    ] pursuant to Section
            6(e) hereof are the only jurisdictions in which the Company's subsidiaries maintain an office or lease property; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (v) The Securities (including the Offered Securities to be sold by the Selling Stockholders) outstanding prior to the issuance of the Offered Securities to be sold by the Company


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            have been duly authorized and are validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus.

                  (vi) The Offered Securities to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Offered Securities will not be subject to any preemptive or similar rights.

                  (vii) Except as disclosed in the Prospectus, there are no
            contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (viii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, other than the Sixth Amended and Restated Registration Rights Agreement dated as of April 4, 2002 (the "REGISTRATION RIGHTS AGREEMENT") among the Company and the Investors and Other Holders named therein.

                  (ix) The Securities have been approved for quotation subject to notice of issuance on the Nasdaq National Market.

                  (x) No consent, approval, authorization, or order of, or
            filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act or under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), such as have been obtained from the National Association of Securities Dealers, Inc. (the "NASD") and the Nasdaq National Market, and such as may be required under state securities laws.


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                  (xi) The execution, delivery and performance of this
            Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or bylaws of the Company or any such subsidiary.

                  (xii) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xiii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (xiv) The Company and its subsidiaries possess adequate
            certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (xvi) The Company and its subsidiaries own, possess the right to use or can acquire the right to use on reasonable terms, adequate trademarks, trade names and other rights to those inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, the


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            "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any written notice of infringement with respect to any third party intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xvii) Except as disclosed in the Prospectus, neither the
            Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, the "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xviii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings, to the Company's knowledge, have been threatened or are contemplated.

                  (xix) The financial statements, together with the related
            notes, included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements and related notes have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; all non-GAAP financial information, if any, included in each Registration


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            Statement and the Prospectus complies with the requirements of
            Regulation G and Item 10 of Regulation S-K under the Act; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (xx) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xxi) The Company is not and, after giving effect to the
            offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (xxii) Any statistical and market-related data included in the
            Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

                  (xxiii) MarketAxess Corporation is registered under the
            Exchange Act as a broker-dealer and is a member in good standing of the NASD and neither the Company nor any other subsidiary is required to be so registered; MarketAxess Europe Limited is registered with the Financial Services Authority as a dealer and is a member in good standing of the Financial Services Authority and neither the Company nor any other subsidiary is required to be so registered; and to the extent required in connection with their respective businesses, each of the Company


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            and its subsidiaries is also registered as a broker-dealer in each state or other jurisdiction in which such registration is required.

                  (xxiv) Each of the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations;
            (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure.

      (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

                  (i) If the Effective Time of the Initial Registration
            Statement is prior to the execution and delivery of this Agreement:
            (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, neither the Initial Registration Statement nor, if


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            the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  If the Effective Time of the Initial Registration Statement is
            subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, neither the Initial Registration Statement nor the Prospectus will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  The two preceding paragraphs apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.

                  (ii) This Agreement has been duly authorized by each Selling
            Stockholder that is not a natural person, and has been duly executed and delivered by or on behalf of each Selling Stockholder.

                  (iii) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and Wachovia Bank, N.A., as Custodian, relating to the deposit of the Offered Securities to be sold by such Selling Stockholder (the "CUSTODY AGREEMENT") and the Power of Attorney appointing certain individuals as such Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY") will not contravene any provision of applicable law, or the certificate of incorporation or bylaws of such Selling Stockholder (if such Selling Stockholder is a corporation), or the partnership agreement or other similar agreement (if such Selling Stockholder is a partnership), or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental


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            body or agency or other regulatory body is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as have been obtained and made under the Act or under the Exchange Act, such as have been obtained from the NASD and the Nasdaq National Market, and such as may be required under state securities laws.

                  (iv) Such Selling Stockholder has, and upon the delivery of, and payment for, the Offered Securities on each Closing Date hereunder, the several Underwriters will acquire, good and valid title to, the Offered Securities to be sold by such Selling Stockholder, free and clear of all security interests, claims, liens, equities or other encumbrances. In addition, such Selling Stockholder has the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Offered Securities to be sold by such Selling Stockholder in respect of such Offered Securities.

                  (v) The Custody Agreement and the Power of Attorney have been duly authorized by each Selling Stockholder that is not a natural person, and have been duly executed and delivered by each Selling Stockholder and are valid and binding agreements of each Selling Stockholder, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (vi) Upon payment for the Offered Securities to be sold by such Selling Stockholder pursuant to this Agreement, and assuming that no Underwriter has notice of any "adverse claim" within the meaning of Section 8-105 of the New York Uniform Commercial Code (the "UCC") to such Offered Securities, the Underwriters will acquire a valid security entitlement in respect of such Offered Securities.

                  (vii) Except as disclosed in the Prospectus, there are no
            contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.


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      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and
each Selling Stockholder, at a purchase price of $[    ] per share, that number
of Firm Securities (rounded up or down, as determined by the Representatives in their discretion, in order to avoid fractions) obtained by multiplying 3,000,000 Firm Securities, in the case of the Company, and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule I hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule II hereto and the denominator of which is the total number of Firm Securities.

      Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with Wachovia Bank, N.A. as custodian (the "CUSTODIAN"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

      The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives made to the order of the Company, in the case of 3,000,000 shares of Firm Securities, and made to the order of Wachovia Bank, N.A., as Custodian, as agent for the Selling Stockholders, in the case of 6,000,000 shares of Firm Securities, at the offices of Davis Polk & Wardwell,
450 Lexington Avenue, New York, New York, at 10 A.M., New York time, on [    ],
2004, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine (such time is herein referred to as the


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
"FIRST CLOSING DATE"). For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Representatives request and will be made available for checking and packaging at the above offices of Davis Polk & Wardwell at least 24 hours prior to the First Closing Date.

      In addition, upon written notice from the Representatives given to the Company and certain of the Selling Stockholders, as indicated under the caption "Number of Optional Securities to be Sold" in Schedule I hereto (the "OVER-ALLOTMENT SELLING STOCKHOLDERS"), from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Over-Allotment Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Over-Allotment Selling Stockholders in Schedule I hereto under the caption "Number of Optional Securities to be Sold" and the denominator of which is the total number of Optional Securities (subject to adjustment by the Representatives to eliminate fractions). Such Optional Securities shall be purchased from each Over-Allotment Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Over-Allotment Selling Stockholders.

      Each time for the delivery of and payment for the Optional Securities (such time is herein referred to as an "OPTIONAL CLOSING Date"), which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, are herein referred to as a "CLOSING DATE"), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account at a bank acceptable to the Representatives made to the order of [the Over-Allotment Selling Stockholders], at the above offices of Davis Polk & Wardwell. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as the Representatives request upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above offices of Davis Polk & Wardwell at a reasonable time in advance of such Optional Closing Date.

      4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

      5. Certain Agreements of the Company and the Selling Stockholders. The Company and the Selling Stockholders agree with the several Underwriters that:

      (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by the Representatives, subparagraph
(4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

      The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act, but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

      (b) The Company will advise the Representatives promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not efffect such amendment or supplement without the Representatives' consent; and the Company will also advise the Representatives promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplement of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

      (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

      (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earning statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, the "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

      (e) The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available.

The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

      (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

      (g) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders, as the case may be, under this Agreement including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and one counsel for the Selling Stockholders in connection with the registration and delivery of the Offered Securities under the Act and all other fees or expenses in connection with the preparation and filing of a Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers; provided that the Underwriters shall not be obligated to pay the fees, disbursements and expenses of any counsel for the Selling Stockholders; (ii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Offered Securities under state securities laws and all expenses in connection with the qualification of the Offered Securities for offer and sale under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum; (iii) all filing fees incurred in connection with the review and qualification of the offering of the Offered Securities by the NASD;
(iv) any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, including the cost of any aircraft chartered in connection with attending or hosting such meetings; (v) any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters; (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Securities and all costs and expenses incident to quoting the Offered Securities on the Nasdaq National Market; (vii) the cost of printing certificates representing the Offered Securities and (viii) the costs and charges of any transfer agent, registrar or depositary; provided, however, that each Selling Stockholder shall be responsible for the underwriting discounts and commissions applicable to the shares sold by such Selling Stockholder. The provisions of this Section 5(g) are intended to relieve the Underwriters from the payment of the expenses and costs which the Company agrees to pay, but shall not affect any agreement which the Company and the Selling Stockholders may make, or may have made, for the sharing of any of such expenses and costs.

      (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of the Securities or securities convertible into or exchangeable or exercisable for any Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without, in each case, the prior written consent of the Representatives, except (i) the filing of a registration statement on Form S-8, (ii) issuances of Securities pursuant to the conversion of convertible securities or the exercise of warrants or stock options, in each case outstanding on the date hereof and (iii) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof and disclosed in the Prospectus.

      (i) For a period of 180 days after the date of the initial public offering of the Offered Securities, each Selling Stockholder shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities or securities convertible into or exchangeable or exercisable for any Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, or make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities, without, in each case, the prior written consent of the Representatives.

      (j) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company shall not waive the lock-up restrictions contained in (i) the Registration Rights Agreement, (ii) the Stock Restriction Agreement dated March 23, 2001 among the Company and Holders named therein and
(iii) any stock option plan adopted by the Company, without, in each case, the prior written consent of the Representatives.

      6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

      (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) they have performed the procedures specified by the
            American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                  (iii) on the basis of the review referred to in clause (ii)
            above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) the unaudited financial statements included in the
                  Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                        (B) the unaudited consolidated revenues, income (loss)
                  from operations, net income (loss) and net income (loss) per share amounts for the three-month periods ended March 31, 2003 and 2004 included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                        (C) at the date of the latest available balance sheet
                  read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                        (D) for the period from the closing date of the latest
                  income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated revenues or income (loss) from operations or in the total or per share amounts of consolidated net income (loss);

            except in all cases set forth in clauses (C) and (D) above, for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iv) they have compared specified dollar amounts (or
            percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

            For purposes of Section 6(a) hereof, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, the "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, the "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time and (iii) the "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

      (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representatives. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Representatives. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

      (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred: (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange; (v) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;
(vi) any banking moratorium declared by U.S. Federal or New York authorities;
(vii) any major disruption of settlements of securities or clearance services in the United States; or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

      (d) The Representatives shall have received an opinion, dated such Closing Date, of Proskauer Rose LLP, counsel for the Company, to the effect that:

                  (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction listed on Exhibit A to such opinion.

                  (ii) Each U.S. subsidiary of the Company has been duly
            incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; each U.S. subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction listed on Exhibit A to such opinion; all of the issued and outstanding capital stock of each U.S. subsidiary of the Company has been duly authorized and validly issued and, to such counsel's knowledge, is fully paid and nonassessable; and the capital stock of each U.S. subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (iii) The Securities (including the Offered Securities to be sold by the Selling Stockholders) outstanding prior to the issuance of the Offered Securities to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus.

                  (iv) The Offered Securities to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Offered Securities will not be subject to any preemptive or similar rights.

                  (v) To such counsel's knowledge, other than the Registration
            Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (vi) The Company is not and, after giving effect to the
            offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (vii) No consent, approval, authorization or order of, or
            filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act, the Exchange Act, the rules of the NASD, the rules of the Nasdaq National Market and such as may be required under state securities laws.

                  (viii) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any applicable United States federal law, Delaware corporate law or New York State law, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any U.S. subsidiary of the Company or any of their properties that, in such counsel's experience, is normally applicable to general business corporations in relation to transactions of the type contemplated by this Agreement, or the charter or bylaws of the Company or any U.S. subsidiary of the Company or any agreement or other instrument to which the Company or any U.S. subsidiary is a party and which is filed as an exhibit to the Registration Statement.

                  (ix) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement, if any, was filed and became effective under the Act as of the date and time, if determinable, specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement, as the case may be, and, based solely upon the oral advice of the Commission, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations; in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with certain officers of the Company, with representatives of the independent or certified public accountants for the Company and with representatives of the Representatives and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as expressly set forth in such opinion), on the basis of the foregoing, nothing has come to such counsel's attention that would lead them to believe that the Registration Statement (other than the financial statements and related notes thereto and the other financial and accounting data set forth therein or omitted therefrom, as to which such counsel need express no view), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and related notes thereto and the other financial and accounting data set forth therein or omitted therefrom, as to which such counsel need express no view), as of its date and the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it is understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus.

                  (x) This Agreement has been duly authorized, executed and
            delivered by the Company.

      (e) [The Representatives shall have received an opinion, dated such
Closing Date, of      , counsel for the Company with respect to the Company's
wholly owned subsidiary, MarketAxess Europe (the "Subsidiary"), to the effect that:

                  (i) The Subsidiary has been duly incorporated and is an
            existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of the Subsidiary has been duly authorized and validly issued and, to such counsel's knowledge, is fully paid and nonassessable; and, to such counsel's knowledge, the capital stock of the Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (ii) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under any statute, any rule, regulation or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Subsidiary or any of its properties, or any agreement or instrument to which the Subsidiary is a party or by which the Subsidiary is bound or to which any of the properties of the Subsidiary is subject or the charter or bylaws of the Subsidiary.]

      (f) The Representatives shall have received either (i) the opinion contemplated in Annex II to the Power of Attorney executed and delivered by each Selling Stockholder or (ii) an opinion, dated such closing date, of Proskauer Rose LLP, counsel for certain of the Selling Stockholders, to the effect that:

                  (i) Each Selling Stockholder has full right, power and
            authority to enter into the Power of Attorney, dated [    ], 2004,
            of such Selling Stockholder, the Custody Agreement, dated [    ],
            2004, between such Selling Stockholder and the Custodian, and this Agreement.

                  (ii) The execution, delivery and performance of each of the
            Power of Attorney, the Custody Agreement and this Agreement by each Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any provision of applicable United States federal law, Delaware corporate law or New York State law, or the certificate of incorporation or bylaws of such Selling Stockholder (if such Selling Stockholder is a corporation), or the partnership agreement or other similar agreement (if such Selling Stockholder is a partnership), or, to such counsel's knowledge, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject (each of which agreements and instruments shall be listed in such opinion), or, to such counsel's knowledge, any order, rule or regulation of any United States federal, Delaware corporate or New York State court or governmental agency or body having jurisdiction over any Selling Stockholder or the property or assets of any Selling Stockholder; and, except for the registration of the Offered Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such United States federal, Delaware corporate or New York State court or governmental agency or body is required for the execution, delivery and performance of the Power of Attorney, the Custody Agreement or this Agreement by any Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated thereby.

                  (iii) This Agreement has been duly authorized by each Selling
            Stockholder that is not a natural person, and has been duly executed and delivered by or on behalf of each Selling Stockholder.

                  (iv) Each of the Power of Attorney and the Custody Agreement
            has been duly authorized by each Selling Stockholder that is not a natural person, and has been duly executed and delivered by each Selling Stockholder, and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (v) Upon payment for, and delivery of, the shares of Stock to be sold by the Selling Stockholders under this Agreement in accordance with the terms hereof, assuming that such Underwriters have no notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such shares of Stock or any security entitlement in respect thereof, (A) the Underwriters shall be a protected purchaser of such shares of Stock within the meaning of
            Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a security entitlement in respect of such shares of Stock and (C) no action based on an adverse claim (as defined in Section 8-102 of the UCC) to such security entitlement may be validly asserted against the Underwriters.

      (g) The Representatives shall have received from Davis Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

      (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (i) the representations and warranties of the Company in this Agreement are true and correct; (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; (iv) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and (v) subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

      (i) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of Section 6(a) hereof, except that the specified date referred to in such subsection will be a date not earlier than the date hereof for purposes of the letter delivered on the First Closing Date and a date not more than three days prior to any Optional Closing Date for purposes of the letter delivered on any Optional Closing Date.

      (j) On or prior to the date of this Agreement, the Representatives shall have received lock-up letters from (i) each of the executive officers and directors of the Company, (ii) each of the holders of equity securities of the Company (including holders of options and warrants to purchase equity securities of the Company), other than executive officers and directors and (iii) each of the equity holders who are Selling Stockholders, in each case except as otherwise agreed to by the Representatives on behalf of the Underwriters.

      (k) The Custodian will deliver to the Representatives a letter stating that they will deliver to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

      (l) No Underwriter shall have notice of an "adverse claim" on the Offered Securities within the meaning of Section 8-102 of the UCC.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

      7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter within the meaning of
Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection
(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

      (b) The Selling Stockholders will, severally and not jointly, indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person who controls such Underwriter within the meaning of
Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided that the Selling Stockholders shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based on written information provided by such Selling Stockholder or contained in a representation or warranty given by such Selling Stockholder in this Agreement or the Custody Agreement; provided, further, that the liability under this Section of each Selling Stockholder shall be limited as described in subsection (g) of this Section 7.

      (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: [to come].

      (d) Promptly after receipt by an indemnified party under this Section or
Section 9 hereof of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above or Section 9 hereof, notify the indemnifying party of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above or Section 9 hereof except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a),
(b) or (c) above or Section 9 hereof. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 9 hereof, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

      (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Offered Securities purchased by such Underwriter hereunder, and no Selling Stockholder shall be required to contribute any amount in excess of the amounts specified in subsection (g) of this Section 7. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (f) The obligations of the Company and the Selling Stockholders under this Section or Section 9 hereof shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as hereinafter defined) within the meaning of the Act. The obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act, to each Selling Stockholder and to each person, if any, who controls any Selling Stockholder within the meaning of the Act.

      (g) The liability of each Selling Stockholder under the representations, warranties and agreements contained herein and under the indemnity and contribution agreements contained in the provisions of this Section 7 shall be limited to an amount equal to the aggregate net proceeds received by such Selling Stockholder (after deducting underwriting commissions and discounts, but before expenses) from the sale of Offered Securities sold by such Selling Stockholder hereunder.

      8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Representatives, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 10 hereof; provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

      9. Qualified Independent Underwriter. The Company hereby confirms that, at its request, Thomas Weisel Partners LLC has, without compensation, acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2710 of the Conduct Rules of the NASD in connection with the offering of the Offered Securities. The Company and the Selling Stockholders will severally and not jointly indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting, or alleged failure to act, as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred;

provided that the liability, if any, of each Selling Stockholder under this Section shall be limited to the same extent as the liability, if any, of such Selling Stockholder under Section 7(b) hereof.

      10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 hereof or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 hereof and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 hereof and the obligations of the Company and the Selling Stockholders pursuant to Section 9 hereof shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 hereof and all obligations under Section 5 hereof shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to
Section 8 hereof or the occurrence of any event specified in clauses (iii),
(iv), (vi), (vii), or (viii) of Section 6(c) hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

      11. Notices. All communications hereunder will be in writing and: (i) if sent to the Underwriters, will be mailed, delivered or faxed and confirmed to the Representatives, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New York, 10010-3629, Attention: Transactions Advisory Group (fax:
212-325-4296), and J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172, Attention: [Legal Department (fax: _____)]; (ii) if sent to the Company, will be mailed, delivered or faxed and confirmed to it at MarketAxess Holdings Inc., 140 Broadway, 42nd Floor, New York, New York 10005, Attention:
Mr. Charles R. Hood, General Counsel (fax: 212-813-6384); or (iii) if sent to the Selling Stockholders or any of them, including the Over-Allotment Selling Stockholders, will be mailed, delivered or faxed and confirmed to Richard M. McVey, James N. B. Rucker and Charles R. Hood, as Attorneys-in-Fact for the Selling Stockholders, c/o MarketAxess Holdings Inc., 140 Broadway, 42nd Floor, New York, New York 10005 (fax: 212-813-6384); provided, however, that any notice to an Underwriter pursuant to Section 7 hereof will be mailed, delivered or faxed and confirmed to such Underwriter.

      12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 7 hereof, and no other person will have any right or obligation hereunder.

      13. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Underwriters. The Attorneys-in-Fact, as defined in the Power of Attorney, will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by an Attorney-in-Fact will be binding upon the Selling Stockholders.

      14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      The Company, the Selling Stockholders and the Underwriters hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    MarketAxess Holdings Inc.

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    Selling Stockholders

                                    By: Attorney-in-Fact

                                        Acting on behalf of the Selling
                                        Stockholders listed on Schedule I
                                        hereto.


                                        ---------------------------------------

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                    Credit Suisse First Boston LLC
                                    J.P. Morgan Securities Inc.,

                                    Acting on behalf of themselves and as the Representatives of the several Underwriters listed on Schedule II hereto.

                                    Credit Suisse First Boston LLC

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    J.P. Morgan Securities Inc.


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title: